Exhibit 99.1

On Semiconductor®
FINANCIAL ANALYST DAY
SCOTTSDALE, AZ
March 8, 2019

AGENDA
Introduction – Parag Agarwal 8:00-8:05
Strategic Overview – Keith Jackson 8:05-8:30
Q&A
Markets and Revenue – David Somo 8:40-9:05
Analog Solutions Group – Vince Hopkin 9:05-9:30
Break
Intelligent Sensing Group – Taner Ozcelik 9:45-10:10
Power Solutions Group – Simon Keeton 10:10-10:35
Business unit Q&A / Break
Manufacturing Strategy – Bill Schromm 10:55-11:20
Finance – Bernard Gutmann 11:20-11:45
Final Q&A
2 2019 Analyst Day
ON

SAFE HARBOR STATEMENT AND NON-GAAP AND FORECAST INFORMATION
This presentation contains “forward-looking statements,” as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included or incorporated in this presentation could be deemed forward-looking statements, particularly statements about the future financial performance of ON Semiconductor, including financial guidance for the year ending December 31, 2019. Forward-looking statements are often characterized by the use of words such as “believes,” “estimates,” “expects,” “projects,” “may,” “will,” “intends,” “plans,” or “anticipates” or by discussions of strategy, plans, or intentions. All forward-looking statements in this presentation are made based on our current expectations, forecasts, estimates, and assumptions and involve risks, uncertainties, and other factors that could cause results or events to differ materially from those expressed in the forward-looking statements. These factors include, among other things: our revenue and operating performance; economic conditions and markets (including current financial conditions); risks related to our ability to meet our assumptions regarding outlook for revenue and gross margin as a percentage of revenue; effects of exchange rate fluctuations; the cyclical nature of the semiconductor industry; changes in demand for our products; changes in inventories at our customers and distributors; technological and product development risks; enforcement and protection of our intellectual property rights and related risks; risks related to the security of our information systems and secured network; availability of raw materials, electricity, gas, water, and other supply chain uncertainties; our ability to effectively shift production to other facilities when required in order to maintain supply continuity for our customers; variable demand and the aggressive pricing environment for semiconductor products; our ability to successfully manufacture in increasing volumes on a cost-effective basis and with acceptable quality for our current products; risks associated with our acquisition of Fairchild Semiconductor International, Inc. and with other acquisitions and dispositions, including our ability to realize the anticipated benefits of our acquisitions and dispositions; risks that acquisitions or dispositions may disrupt our current plans and operations, the risk of unexpected costs, charges, or expenses resulting from acquisitions or dispositions and difficulties arising from integrating and consolidating acquired businesses, our timely filing of financial information with the Securities and Exchange Commission (“SEC”) for acquired businesses, and our ability to accurately predict the future financial performance of acquired businesses); competitor actions, including the adverse impact of competitor product announcements; pricing and gross profit pressures; loss of key customers or distributors; order cancellations or reduced bookings; changes in manufacturing yields; control of costs and expenses and realization of cost savings and synergies from restructurings; significant litigation; risks associated with decisions to expend cash reserves for various uses in accordance with our capital allocation policy such as debt prepayment, stock repurchases, or acquisitions rather than to retain such cash for future needs; risks associated with our substantial leverage and restrictive covenants in our debt agreements that may be in place from time to time; risks associated with our worldwide operations, including changes in trade policies, foreign employment and labor matters associated with unions and collective bargaining arrangements, as well as man-made and/or natural disasters affecting our operations or financial results; the threat or occurrence of international armed conflict and terrorist activities both in the United States and internationally; risks of changes in U.S. or international tax rates or legislation, including the impact of the recent U.S. tax legislation; risks and costs associated with increased and new regulation of corporate governance and disclosure standards; risks related to new legal requirements; and risks involving environmental or other governmental regulation. Additional factors that could affect our future results or events are described under Part I, Item 1A “Risk Factors” in our 2018 Annual Report on Form 10-K filed with the SEC on February 20, 2019 (our “2018 Form 10-K”) and from time-to-time in our other SEC reports. Readers are cautioned not to place undue reliance on forward-looking statements. We assume no obligation to update such information, except as may be required by law. You should carefully consider the trends, risks, and uncertainties described in this presentation, our 2018 Form 10-K, and other reports filed with or furnished to the SEC before making any investment decision with respect to our securities. If any of these trends, risks, or uncertainties actually occurs or continues, our business, financial condition, or operating results could be materially adversely affected, the trading prices of our securities could decline, and you could lose all or part of your investment. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by this cautionary statement.
This presentation contains historical non-GAAP financial measures, including free cash flow (FCF), non-GAAP earnings per share (EPS), non-GAAP profit before taxes, and ratios based on them. See the Appendix for a description of these financial measures and a reconciliation of all such non-GAAP financial measures to GAAP. This presentation also contains forward-looking non-GAAP financial measures that are adjusted for certain special items. These special items are out of our control and could change significantly from period to period. As a result, we are not able to reasonably estimate and separately present the individual impact of these special items, and we are similarly unable to provide a reconciliation of the non-GAAP measures. The reconciliation that is unavailable would include a forward-looking income statement, balance sheet, and statement of cash flows prepared in accordance with GAAP.
3 2019 Analyst Day
ON

THINK
ON.
KEITH JACKSON
PRESIDENT AND CEO

KEY TAKEAWAYS
1 ON’s structural transformation is accelerating and showing strong results
2 Enabling secular megatrends in automotive, industrial, and cloud power markets
3 Strong competitive moat – highly defensible & highly diversified business model
4 Strong & consistent execution – expanding margins & accelerating FCF
5 2019 Analyst Day

ACCELERATING STRUCTURAL TRANSFORMATION
ON IS ENABLING KEY MEGATRENDS – SECULAR TRENDS DRIVING STRONG GROWTH
ADAS, EV/HEV, Machine Vision, Robotics, 5G infrastructure, Server Power management, Alternative energy, Energy efficiency in automotive and industrial systems
Exposed to fastest growing semiconductor end-markets: Automotive, industrial, cloud power
STRONG COMPETITIVE MOAT & HIGHLY DIVERSIFIED BUSINESS MODEL
Highly differentiated power semiconductor, sensor and analog technologies
Industry leading cost structure with formidable manufacturing scale
Largest customer ~5% of revenue, and highly diversified end-market and geographical exposure
STRONG FREE CASH FLOW GROWTH AND SOLID MARGIN EXPANSION
~3.5x FCF growth in last five years
460 bps of gross margin and 660 bps of operating margin improvement in last five years
3.7x increase in non-GAAP EPS in last five years
6 2019 Analyst Day
ON

ENABLING KEY MEGATRENDS
Image sensors, Radar and
Image sensors for machine vision
Analog power management
Lidar for ADAS
and robotics applications
for server CPUs for datacenter
and enterprise applications
AUTOMOTIVE
Silicon Carbide and silicon
MV and HV MOSFETs, and power
power semiconductors for
modules for improving energy
Mid-voltage MOSFETs for 5G
EV/HEV
efficiency of industrial systems
infrastructure market
Power management for
Connectivity and power
Mid-voltage MOSFETs for
automotive CPUs
management for Industrial
power supplies for datacenter
INDUSTRIAL
IoT applications
CLOUD POWER
applications
7 2019 Analyst Day
ON

EXPOSED TO FASTEST GROWING MARKETS
2018 REVENUE BY MARKET
Consumer 13%
Automotive 31%
Communications 14%
Client Computing 9%
Industrial 27%
Cloud Power 6%
2018 REVENUE $5.878B | GROSS GIN 38.1%
AUTOMOTIVE
Power semiconductors for electrification, sensors for ADAS, LED lighting, analog power management for automotive processors
INDUSTRIAL
Energy efficiency for industrial systems, machine vision, robotics
CLOUD POWER
Server power management, 5G infrastructure
8 2019 Analyst Day
Communications include only smartphone related revenue
ON

STRONG COMPETITIVE MOAT
Leading Technical Capabilities
Long Life Cycle Products
Broad and Synergistic Portfolio
Power semiconductors, Silicon
Sticky portfolio with long life cycle
Broad and synergistic product portfolio
Carbide, Auto/Industrial image
products for critical applications
for power, analog and sensor
sensors, cloud-power, analog
semiconductors
power management
Highly diversified customer base
84,000 SKUs
Strong track-record in automotive, industrial and cloud power markets
Vast global sales and application engineering network
Formidable manufacturing scale and industry leading cost structure
9 2019 Analyst Day
ON

STICKY PRODUCTS WITH STRONG GROWTH
ON Total Revenue
6,000
5,800
5,600
5,400
5,200
5,000
4,800
4,600
2016¹ 2017 2018
Revenue $m
2018 PRODUCT LONGEVITY MIX
0-3 Years 21%
7+ Years 47%
3-7 Years 32%
10 2019 Analyst Day
¹: FY2016 represents Q4’ 16 Annualized values.
ON

CUSTOMER DIVERSITY
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20
TOP 20 END CUSTOMERS REPRESENT 36% OF 2018 REVENUE
11 2019 Analyst Day
ON

RESULTS SUPPORT ACCELERATING TRANSFORMATION
5,878 5,388 38.1% 36.9%
3,907
3,496 16.7%
15.0%
35.0%
34.1%
11.7% 12.3%
2015 2016 2017 2018 Sales¹ ($m) Gross Margin¹ % Operating Margin¹ %
759 707
1.96
1.46 370
200
0.91
0.83
2015 2016 2017 2018 FCF1 ($m) Non-GAAP EPS1 ($)
SOLID MARGIN PERFORMANCE
400 bps non-GAAP gross margin & 500 bps non-GAAP operating margin expansion during 2015-18
IMPRESSIVE EPS & FCF GROWTH
2.3x non-GAAP EPS and 3.8x FCF growth from 2015-18
STRONG OPERATING LEVERAGE
131% growth in non-GAAP operating profit vs. 68% growth in revenue from 2015-18
CONSISTENT EXECUTION
Consistently exceeded consensus non-GAAP EPS estimates
12 2019 Analyst Day
1: See the Appendix for a reconciliation to the most directly comparable GAAP measure
ON

GROWTH DRIVEN BY HIGH VALUE REVENUE
Revenue ($m)
6,000 5,878
5,000
4,000
3,496
3,000
2,000
1,000
0
2015 (GM 34.1%) 2018 (GM 38.1%)
Low Gross Margin Corporate Average Gross Margin Attractive Gross Margin
PROVIDING ENABLING TECHNOLOGIES
Enabling EV/HEV, Autonomous driving, ADAS, Machine vision, factory automation, energy efficiency
EMERGENCE AS POWER SEMI LEADER
Emerged as #2 player in power semiconductors and a credible alternative to the market leader
PENETRATING NEW ATTRACTIVE MARKETS
Server power management, 5G infrastructure
13 2019 Analyst Day
ON

STRATEGIC INTENT
Leadership in power, analog
Deliver consistent business
and sensor semiconductors
performance and strong
for automotive, industrial &
execution
cloud power end-markets
Enable disruption - Drive
Improve margins, capital
growth by providing enabling
efficiency, and free cash flow
technologies for emerging and disrupting megatrends
14 2019 Analyst Day
ON

M&A STRATEGY
Value based approach - Goal is to create value for shareholders
Transactions need to be accretive to stock price
Return on investment has to be significantly above cost of capital
Deals have to make solid strategic sense
Augment presence in automotive, industrial, and cloud power markets
Expand scale and synergies to improve cost structure
M&A is critical part of ON’s strategy
Strong competency in M&A
Significant opportunity to generate shareholder value through synergies as semiconductor industry consolidates
15 2019 Analyst Day
ON

THOUGHTS ON INDUSTRY CONSOLIDATION
Large Companies as a % of Beginning
Progression of Consolidation
15 Years of Consolidation We are here
100.0% 107
94
86
75.0% 2013
73
70 68
61
50.0%
53
48
38
35
31
25.0% 27
17 15
0.0%
T+1 T+2 T+3 T+4 T+5 T+6 T+7 T+8 T+9 T+10 T+11 T+12 T+13 T+14 T+15
Semiconductor Companies Pharma Companies Defense Contractors Commercial Banks
16 2019 Analyst Day
Source: Morgan Stanley
Notes: There were 40+ completed acquisitions and 6 new additions of semiconductor companies between 2013 and 2017
ON

SUSTAINABILITY AND ESG
2019 Barron’s 100 Most Sustainable
Companies
ON Semiconductor was ranked 59 on the list of 100 Most Sustainable Companies in the U.S. The company was scored on 5 key areas: shareholders, employees, customers, community and planet.
2018 North America Dow Jones
Sustainability Index
ON Semiconductor was added to the North America Down Jones Sustainability Index as one of four semiconductor companies in 2018.
Founding Member: CSR Board
ON Semiconductor is a founding member of CSR Board.org. This group of companies, from different industries, is dedicated to being good corporate citizens through making an impact globally with their sustainability and corporate social responsibility programs.
World’s Most Ethical Companies®
ON Semiconductor has been named among world’s most ethical companies for four consecutive years by Ethisphere Institute. ON is one of only three honorees in semiconductor industry category in 2019.
Green Savings
137 individual projects focused on energy conservation, waste reduction, chemical recycling, material optimization and water conservation led to the company saving an estimated $7.3 million in 2018.
EcoVadis
In 2017, ON Semiconductor scored 85/100 in a 3rd party assessment of our environment, labor & human rights, fair business, and sustainable procurement practices. We were ranked in the top 1% of 150 companies in our category.
17 2019 Analyst Day
ESG: Environmental, social, and corporate governance
ON

TARGET MODEL 2022
2016 2018 2022 MODEL
REVENUE $3.9 BILLION $5.9 BILLION $7.1 BILLION GROSS MARGIN1 35.0% 38.1% 43.0% OPERATING EXPENSES1 22.7% 21.4% 21.0% OPERATING MARGIN1 12.3% 16.7% 22.0% PROFIT BEFORE TAX1 $412 MILLION $893 MILLION $1,500 MILLION
CASH TAX RATE 6.7% 6.0% 17.5% NON-GAAP EPS1 $0.91 $1.96 $3.00 FREE CASH FLOW1 $370 MILLION $759 MILLION $1,200 MILLION
18 2019 Analyst Day
Target model assumes flat share count from 4Q18 adjusted for share repurchases in 1Q19 as disclosed in 2018 10K
1: Non-GAAP financial measure. See the Appendix for a reconciliation to the most directly comparable GAAP measure
ON

SUMMARY
1 Compelling value proposition – Secular growth, highly defensible model, expanding margins & free cash flow
2 Providing enabling technologies driving secular megatrends in automotive, industrial, and cloud power markets
3 Highly defensible business model with strong competitive position & diverse customer base
4 Solid financial performance – expanding margins and accelerating FCF1
19 2019 Analyst Day
1: FCF: Free cash flow
ON

Questions & Answers
ON

THINK
ON.
DAVID SOMO
SENIOR VICE PRESIDENT
STRATEGY, MARKETING
& SOLUTIONS ENGINEERING
ON

KEY TAKEAWAYS
1 Significant content increases in auto, industrial and cloud power key driver of ON’s revenue – approximately 65% of business exposed to these secular drivers
2 Automotive Growth Accelerators – Automated Driving (ADAS & Surround View), Vehicle Electrification and Advanced Lighting Systems
3 Industrial Growth Accelerators – Energy Infrastructure, Industrial Power & Motion Control, Industrial Automation and Industrial IoT (IIoT)
4 Cloud Power Growth Accelerators – Hyperscale Datacenters, 5G infrastructure
22 2019 Analyst Day
ON

KEY MEGATRENDS TO DRIVE STRONG GROWTH
AUTOMOTIVE
Expected 4 year revenue CAGR of 9%
Strong relationships with global tier-1 integrators and OEMs
Providing enabling technologies for EV/HEV, ADAS, Surround View, LED lighting and connectivity
INDUSTRIAL
Expected 4 year revenue CAGR of 6%
Broad presence with leading global industrial OEMs and strong distribution footprint
Providing enabling technologies for improving energy efficiency and industrial automation
CLOUD POWER
Expected 4 year revenue CAGR of 13%
Leveraging relationships with computing and communications customers to penetrate new markets
Providing enabling power management technologies for servers and 5G infrastructure
23 2019 Analyst Day
ON

AUTOMOTIVE – EXPECTED REVENUE CAGR 9%
Revenue ($m)
2,000 1,800 1,600
1,400
1,200
1,000
1,834 1,678 800 1,314 600 1,162 400 952 200
0
2014 2015 2016 2017 2018
ELECTRIC VEHICLES – 42% TAM CAGR FOR 2017-22
Up to $500 in power semiconductor content
LED LIGHTING – 24% TAM CAGR FOR 2017-22
LED Driver, Power Management, Motor Control and In-Vehicle Networking
ADAS & AUTONOMOUS DRIVING – 18% TAM CAGR FOR 2017-22
Imaging, Radar, LiDAR, Power Management, Ultrasonic
24 2019 Analyst Day
ON

STEEP RISE IN AUTOMOTIVE ADDRESSABLE CONTENT
LEVEL 2 EV
LEVEL 4 EV
$1,760
$1,000
$580
$150 $500 $200
$230 $260
2018 2022
Radar Sensors
Medium Voltage Discrete
High Voltage Discretes
Power Modules
Matrix / Pixel Lighting
Body Convenience & Passive Safety
Lidar
Sensor Fusion
Wide-band Gap
Laser lighting
Electrification
Advanced Safety
25 2019 Analyst Day
EV: Electric vehicle
ON

VEHICLE ELECTRIFICATION
I.C.E.
OBC
IGBTs, SiC FETs
PIMs
DC-DC
IVN
PHEV/BEV
Auxiliary Motor Control
IPMs
Motor Drivers
MOSFETs
IVN
Main Drive
IGBTs, SiC FETs PIMs
DC-DC
IVN
HV-48V-12V
MOSFETs
SiC, GaN
Power Modules
DC-DC
Starter-
Generator
MOSFETs
Power Modules
Gate Driver,
Current
Sense
ON Content
Up to $40
ON Content
Up to $500
26 2019 Analyst Day
OBC: On board charger, PIM: Power integrated module, IVN: In vehicle networking, PHEV: Plug-in hybrid electric vehicle, BEV: Battery electric vehicle
ON

AUTOMATED DRIVING
Level 0
Passive Safety
(Seat Belt & Airbags)
Level 2
Limited Autonomy
(ADAS, Viewing, ACC,
LDWS, Auto-Braking)
Level 4
High Automation
(Self-driving with ability of driver to intervene)
Power Management
PMIC , Drivers, DC-
DC, LDO, IVN
+
Power
Power MOSFETs,
Discretes
+
Sensors & Fusion
Image, Radar , Lidar Ultrasonic, Processing
Image Courtesy of Waymo
ON Content
Up to $10
ON Content
Up to $150
ON Content
Up to $1,000
27 2019 Analyst Day
ADAS: Advanced driver assist system, ACC: Adaptive cruise control, LDWS: Lane departure warning system, LDO: Low dropout regulator
ON

ADVANCED LIGHTING
HID & Incandescent Lamps
LED
Interior and Rear
LED Drivers, Power Management, IVN, Discretes
+
Front
LED, Matrix Beam, Pixel,
Laser drivers, Power Management,
IVN, Discretes
Image Property of Mercedes Benz
ON Content
Up to $3
ON Content
Up to $30
28 2019 Analyst Day
HID: High intensity discharge
ON

INDUSTRIAL – EXPECTED REVENUE CAGR 6%
Revenue ($m)
1,800 1,600 1,400
1,200
1,000
800 1,588
1,415
600
971
881
400 752 200
0
2014 2015 2016 2017 2018
ENERGY INFRASTRUCTURE – 19% TAM CAGR FOR 2017-22
Up to $650 content in solar inverter vs. none in coal Early stage of long-term infrastructure shift
INDUSTRIAL POWER & MOTORS – 5% TAM CAGR FOR 2017-22
Need for power efficiency driving higher content - 6x the MOSFETs in BLDC motor, 6x the IGBTs in Industrial motors
INDUSTRIAL AUTOMATION– 17% TAM CAGR FOR 2017-22
Robotics, machine vision, connectivity, and power
29 2019 Analyst Day
BLDC: Brushless direct current
ON

ENERGY INFRASTRUCTURE
Coal Power Plant Solar Farm
Inverter
PIMs SJ MOSFETs SiC FETs and Diodes +
Boost Converter
PIMs SJ MOSFETs SiC FETs and Diodes
ON Content
$0
ON Content
$650
Gas Pump EV Charging Station
DC-DC LLC
SJ MOSFETs
SiC FETs & Diodes +
Power Factor Correction
IGBTs, SJ MOSFETs Power Modules SiC FETs and diodes
ON Content
$0
ON Content
$500
30 2019 Analyst Day
ON

INDUSTRIAL POWER AND MOTORS
Power Conversion
AC Induction Drive Variable Frequency Drive IGBTs, SJ MOSFETs
SiC FETs & Diodes PFC Controllers
+
Power Factor Correction
IGBTs, SJ MOSFETs Power Modules SiC FETs and Diodes
+
Motor Inverter
ON Content ON Content
$0 $40 IGBTs, SJ MOSFETs Power Modules SiC FETs and Diodes
31 2019 Analyst Day
SJ: Superjunction, FET: Field effect transistor
ON

INDUSTRIAL AUTOMATION
Machine Vision
Human Manufacturing Robotic Manufacturing
Image Sensors
+
Motor Drive
MV MOSFETs Motor Drivers Power Modules
+
Power Conversion
ON Content SJ MOSFETs
ON Content SiC FETs & Diodes
$0 PFC Controllers $250 MV MOSFETs
32 2019 Analyst Day
PFC: Power factor correction, MV: Medium voltage
ON

CLOUD POWER – EXPECTED REVENUE CAGR 13%
Revenue ($m)
350 300 250
200
150 $327 $248 100 152 50
0
2016 2017 2018
5G INFRASTRUCTURE – 247% TAM CAGR FOR 2017-22
5x the MOSFET usage in a 5G radio 3-5x the number of base stations as 4G Analog power management
SERVER - 15% TAM CAGR FOR 2017-22
Increasing rack power every generation requires high performance MV MOSFETs to meet efficiency targets Analog power management for CPU, accelerators and memory
33 2019 Analyst Day
ON

5G NETWORKS

4G: 2x2 TxRx



ON Content

$9

5G: MMIMO & Beamforming



ON Content

$170

Digital & Auxiliary Power

MV MOSFETs
Power Stages
Point of Load
PMICs

+

Radio Power

IGBTs, SJ MOSFETs
Power Modules
SiC FETs and Diodes

+

AC-DC Power Supply

SJ MOSFETS
SiC FETs & Diodes
PFC Controllers
MV MOSFETs

34 2019 Analyst Day

SERVERS

VR12 Server

ON Content
$0

VR13 Server



ON Content
$45

VR14 Server

ON Content
$75

Core & Memory Power

- VR14 Digital Controller
- Smart Power Stage

+

Auxiliary Power

- MV MOSFETs
- Point of Load
- eFuse

+

AC-DC Power Supply

- SJ MOSFETS
- SiC FETs & Diodes
- PFC Controllers

35 2019 Analyst Day

PFC: Power factor correction, SJ: Superjunction

SUMMARY
1 High exposure to key secular growth applications in Automotive, Industrial and Cloud Power drives significant content increase leading to outsized growth
2 Positioned for leadership in automated driving and vehicle electrification with industry’s best sensor and power portfolio
3 Comprehensive sensor, power management, motor control and connectivity solutions driving above market growth in Industrial power and IIoT
4 Robust growth in Cloud Power servers and 5G infrastructure with new solutions and significant power content increases
36 2019 Analyst Day
ON

THINK ON
ANALOG SOLUTIONS GROUP
VINCE HOPKIN EXECUTIVE VICE PRESIDENT
ON

KEY TAKEAWAYS
1 Driving secular growth through content increase in automotive, industrial and cloud power
2 Differentiation through ultra low power consumption, integration and high reliability
3 Leveraging analog power management expertise in auto and cloud markets
4 Margin expansion through portfolio optimization and improving efficiencies
38 2019 Analyst Day
ON

ANALOG SOLUTIONS GROUP (ASG)
2018 REVENUE BY MARKET
Consumer 10%
Automotive 31%
Communications 17%
Industrial 24%
Cloud Power 6%
Client Computing 11%
AUTOMOTIVE
Leader in LED front lighting, sensor interface ICs, ADAS power management
INDUSTRIAL
Leader in power conversion, power safety (ground fault/arc fault protection), and industrial ASIC
CLOUD POWER
Leader in smart power stage for server CPUs
2018 REVENUE $2.071B | GROSS MARGIN 42.4%
39 2019 Analyst Day
ON

ASG STRATEGIC INTENT
Invest in analog power management
for automotive, industrial, and cloud
power markets with ultra low-power
differentiation
Leverage synergistic portfolios with
ON’s other business groups to
provide a total solution
Expand margins through portfolio
optimization and operational improvements
Enable disruption—Drive growth by providing enabling technologies for emerging and disrupting megatrends
40 2019 Analyst Day
ON

ASG STRATEGIC POSITIONING—HOW WE WIN
1 Participate in product categories in which we have competitive advantage—High volume analog, highly efficient and robust power management
2 Leverage differentiation in ultra low power consumption, power efficiency, integration, and high reliability
3 Focus on automotive, industrial and cloud power markets—High natural barriers to market entry, longevity, high percentage of sole-source products, and better margin profile
4 Leverage our manufacturing capabilities—stable/controllable supply, lower cost, highest quality
41 2019 Analyst Day
ON

GROWTH OPPORTUNITIES IN STRATEGIC MARKETS
AUTOMOTIVE
31% of ASG revenue
TAM (2022) of $30B
2017-22 TAM CAGR of 6.2%
Key Solutions
ADAS Power Solutions
Sensor Interfaces
LED Lighting
Intelligent Power
INDUSTRIAL
24% of ASG revenue
TAM (2022) of $40B
2017-22 TAM CAGR of 7.1%
Key Solutions
Ultra Low Power Wireless
Connectivity
Advanced Motor Drivers
Embedded MCUs
CLOUD POWER
6% of ASG revenue
TAM (2022) of $2.7B
2017-22 TAM CAGR of 16%
Key Solutions
Multi-Phase Power Control
Smart Power Stage
PoL Power Conversion
42 2019 Analyst Day
ON

ASG AUTOMOTIVE BUSINESS
ASG Automotive Revenue
Revenue$m
650
600
550
500
450
400
2016¹
2017
2018
LIGHTING
#1 supplier of LED lighting solutions
Most competitive offerings in the industry
ULTRASONIC SENSOR INTERFACES
Greater than 20% growth in sensor content/car
Greater than 35% revenue growth 2018/2017
ADAS POWER & AUTONOMOUS DRIVING
Only ASIL certified power management
supplier for the two leading ADAS
processing platforms
43 2019 Analyst Day
¹: 2016 represents Q4’ 16 Annualized values.

ASG KEY AUTOMOTIVE GROWTH DRIVERS
ASG Automotive TAM ($m)
6,000
5,000
4,000
3,000
2,000
1,000
0
2019 2020 2021 2022
ADAS Sensing Lighting
FRONT, INTERIOR AND CONVENIENCE LIGHTING
$25 per car: LED power, adaptive lighting
SAFETY AND DRIVE TRAIN SENSING
$50 per car: signal conditioning,
networking, and power management
INVESTING IN ADAS POWER
$40 per car: multi-phase ASIL power
management and power stage
44 2019 Analyst Day
Source: Strategy Analytics, ON Semiconductor
ON

NEW CONTENT DRIVING GROWTH
Limited Assistance
ASG Content
$50
Sensing
Ultrasonic
Pressure
Position
In Vehicle Network
LIN/CAN/FlexRay
SBC
Embedded MCU
Advanced Driver Assistance
ASG Content
$500
Safety, Comfort
LED lighting
HVAC motor drivers
ADAS Power
Multi-phase Control
Power Stage
PoL
45 2019 Analyst Day
PoL: Point of load, HVAC: Heating, ventilation, and air-conditioning
ON

ADAS POWER MANAGEMENT



ADAS Power Tree
Battery
Battery Protection and Clamp
Pre-Reg 5V
Multiphase Controller
Power Stage (n = 1-4)
Multiphase Controller
Power Stage (n = 1-4)
Multiphase Controller
Power Stage (n = 1-4)
Multiphase Controller
Power Stage (n = 1-4)
Safety MCU
Voltage Monitor
CPU
GPU
SoC
Computer Vision (CV)
Sub-PMIC
Camera / Sensor
$40/processor
$2/sensor
$5/module
Solution with all pieces discrete
Solution integrates all into 1 PMIC

ONLY PROVIDER OF ASIL QUALIFIED MULTI-PHASE POWER SOLUTIONS FOR LEADING ADAS PROCESSORS

#1 SUPPLIER OF BATTERY CONNECTED POWER CONVERSION SOLUTIONS

ON'S AUTOMOTIVE IMAGE SENSING LEADERSHIP DRIVES OPPORTUNITIES IN ADAS POWER MANAGEMENT

46 2019 Analyst Day

Source: ON Semiconductor

ASG INDUSTRIAL BUSINESS
ASG Industrial Revenue
Revenue$m
600 500 400 300 200 100 0
20161 2017 2018
WORLDS LOWEST POWER BLE
Strong opportunity funnel
Connecting the Personal Area Network
ULTRA LOW POWER CONNECTIVITY
Experiencing strong revenue growth
Multi-protocol software based radio
USB 3.X AND HIGH SPEED INTERFACES
$300M of new SAM
Signal management and conditioning
EMBEDDED PROCESSING
Intelligence for power, sensing and industrial automation
¹: 2016 represents Q4’ 16 Annualized values.
ON

ASG KEY INDUSTRIAL GROWTH DRIVERS
IOT EDGE CONNECTIVITY
Edge connectivity 2018-22 revenue CAGR of 15% ASG Industrial Market TAM ($m) Rapid Growth in Industrial Connectivity
25,000
SMART BUILDING & HOME CONTROL
20,000 More than 8% 2018-22 revenue CAGR Voice control solutions adding more than 15,000 $250M of new opportunity
10,000 HIGH SPEED DATA
Greater than 30% 2018-22 revenue CAGR 5,000 Interface controls solutions of USB type-C
INDUSTRY 4.0
0
2019 2020 2021 2022 Content Growing more than 30%
Industry 4.0 High Speed Data Smart Building IOT Working closely with leading motor and robotics manufacturers on intelligent motion solutions
Source: IHS, ON Semiconductor ON

ASG CLOUD POWER BUSINESS
140 ASG Cloud Power Revenue
MULTI-PHASE POWER CONTROL
120 $600M of new opportunity in 2019 Greater than $75 per server in 2021
100
SMART POWER STAGE
Revenue $m 80
The 2nd largest silicon content after processor Greater than $150 content per AI Accelerator
60
POINT OF LOAD
40 $100 per 5G base station; $20 per server
20 BACK PLANE POWER CONVERSION
Expansion SAM for 48V solutions
0
2016¹ 2017 2018
¹: FY2016 represents Q4’ 16 Annualized values.

ASG KEY CLOUD POWER GROWTH DRIVERS
AI ACCELERATORS
Growing more than 115%/year during 2018-22
ASG Cloud Power Market TAM ($m)
Smart power stage for high performance GPU’s
900
800 5G and Data Networking
700 Growing more than 110%/year during 600 2018-22 Complete solutions for every power node
500
400 LARGE SCALE STORAGE
300 Growing more than 70%/year during 2018-22 200 Power solutions for network processors and 100 storage devices
0
2019 2020 2021 2022 HIGH END GRAPHICS CARDS
AI Accel Data Networking Storage Graphics Card Growing more than 40%/year during 2018-22
Smart power stage for GPU’s
Source: IHS, ON Semiconductor ON

STEEP GROWTH IN ADDRESSABLE SERVER CONTENT
80.00
76.04
1,200
1,107
70.00
60.90
1,000 I
60.00
52.10
50.00 800
821
41.60 40.00
BOM Content $
600
30.00 410
Instantaneous Peak Power
340 400
20.00
10.00 200
0.00 0
Grantley Haswell VR12.5 2014- Purley Skylake VR13 2017-2019 Whitley Copper Lake VR13.HC Eagle Stream Sapphire Rapids 2017 2020-2021 VR14 2021-2023
51 2019 Analyst Day
Sources: Romley PDG, Rev2.1, Jun 2012, Grantley PDG, Rev2.2, Jun 2015, Purley PDG, Rev1.5, Aug 2016, DCG Power Summit, Aug 2016, Intel Meeting, May 2017 ,Intel Power Summit, Q2 2018 ON

SERVER POWER MANAGEMENT DELIVERS SOLID VALUE
Hyper Scale Data Center
Processor
Smart Power Stage
Number of servers in a typical data center—3M
After processor, smart
power
PUE (Power Usage Effectiveness)—1.8
stages are the second
largest
Server Operating Lifetime—4.5 years
component of silicon BOM
Lifetime Energy Savings of
$38 million
52 2019 Analyst Day ON

ASG MARGIN FOCUS
Portfolio management
High-value focused investments
Strategic divestitures and rebalancing R&D spending to accelerate mix improvements
Focus on secular growth
applications
Cloud power solutions driving rapid high margin growth
Low power connectivity
Embedded solutions
ADAS
Medical
Operational Improvements
Scale strengthens ON
Semiconductor’s buying power
Strategic capital investments reduce dependency on external manufacturing
Continued technology advancements
53 2019 Analyst Day ON

SUMMARY
1 Secular content increase in auto, industrial and cloud applications to drive strong growth 2 Drive towards leadership position in markets in which we participate – differentiate through power management and reliability expertise
3 Accelerating traction in cloud power and ADAS power markets
4 Margin expansion through portfolio optimization and improving efficiencies
54 2019 Analyst Day ON

Break
ON

INTELLIGENT SENSING GROUP
TANER OZCELIK
SENIOR VICE PRESIDENT
ON

KEY TAKEAWAYS
1 Accelerating momentum in ADAS due to increasing content and expanding portfolio 2 Further strengthening leadership position in automotive – extending competitive lead through innovation
3 Leadership in industrial with growth in machine vision and robotics
4 Rapidly improving margin profile and financials
57 2019 Analyst Day ON

INTELLIGENT SENSING GROUP (ISG)
2018 Revenue by Market
AUTOMOTIVE
Edge AI #1 market share
15%
Technology leadership
Broadest product and customer portfolio
INDUSTRIAL
#1 market share in machine vision
Automotive
56% Technology leadership
Industrial Inspection, Scanning, Automation, Security, Robotics
29%
EDGE AI
Leading global shutter technology
Retail, Smart building, Robotics, Consumer
2018 REVENUE $769M | GROSS MARGIN 41%
58 2019 Analyst Day
ON

ISG STRATEGIC INTENT AND GOALS
Sustain #1 position in Automotive and Machine Vision markets through continuous innovation and technology leadership
Expand margins through portfolio optimization and operational Improvements
59 2019 Analyst Day
ADAS: Advanced driver-assistance systems,
Enable next generation ADAS by offering complete range of sensors including Radar and cost effective LiDAR
Enable disruption - Drive growth by providing enabling technologies for emerging and disrupting megatrends
ON

SHIFT IN ISG PRODUCT MIX & MARGIN IMPROVEMENT
800 42%
STRONG AUTOMOTIVE GROWTH
700 2014-18 ISG automotive revenue CAGR 24%
40%
600
Gross Margin %
38% EXIT LOW MARGIN MARKETS
500
Mobile image sensors and low-end security
400 36%
NEW DIFFERENTIATED PRODUCTS
Revenue ($m)
300 New product performance and features
34%
increase ASP
200
32% IMPRESSIVE GROSS MARGIN EXPANSION
100
~800 bps gross margin improvement during
0 30% 2016-18
2015 2016 2017 2018
Automotive Growth Industrial + Edge AI Legacy GM%
60 2019 Analyst Day
ON

ISG STRATEGIC POSITIONING - HOW WE WIN
First mover’s advantage in automotive - Most automotive imaging/ADAS software tailored to ON image 1 sensors – high switching costs Leading the market in most critical performance metrics – High dynamic range (HDR), Low Light, LED
2 flicker mitigation (LFM), Cyber Security, ASIL
3 Comprehensive automotive portfolio addressing all imaging segments, expanding LiDAR and Radar Broad industrial and edge AI portfolio, offering best performance and multiple product families 4 for these diverse segments
61 2019 Analyst Day
ASIL: Automotive Safety Integrity Level
ON

ISG GROWTH OPPORTUNITIES IN STRATEGIC MARKETS
62 2019 Analyst Day
56% of ISG revenue
29% of ISG revenue
15% of ISG revenue
2022 SAM of $2.6B
2022 SAM of $1.8B
2022 SAM of $1.2B
AUTOMOTIVE
2017-22 SAM CAGR of 26%
2017-22 SAM CAGR of 10%
EDGE AI
2017-22 SAM CAGR of 22%
Key applications:
Key applications:
Key applications:
ADAS
Robotics
IoT
Autonomous Driving
Machine Vision
Retail
In-cabin (OMS, DMS)
Intelligent Traffic Systems
Smart Building
Viewing
Factory Automation
Robotics
Radar
INDUSTRIAL
Scanning
Drones
LiDAR
Security
DMS: Driver Monitor System, OMS: Occupancy Monitor System
ON

STRONG MOMENTUM IN AUTOMOTIVE
500 ISG Automotive Revenue
STRONG AUTOMOTIVE GROWTH
400 24% revenue CAGR during 2014-18
300 LEADER IN AUTO IMAGE SENSORS 62% share in overall market & 81% in ADAS
HIGHLY SUSTAINABLE COMPETITIVE POSITION
200
Revenue $m
Installed base of ADAS software written for 100 – ON sensors high switching costs
MARQUEE CUSTOMER BASE
0 Presence with all major global OEMs and Tier-1s
2014¹ 2015 2016 2017 2018
63 2019 Analyst Day
¹: FY2014 revenue includes full year Aptina revenue.
ON

ISG KEY AUTOMOTIVE GROWTH DRIVERS
ISG Auto TAM ($m) VIEWING Surround view 1MP and 2MP, rearview VGA moving to 1MP
3,000
ADAS Driver assist
1MP to 8MP, requires performance, ON is #1
2,500
IN-CABIN & CMS
Level 3 and higher needs driver monitoring
2,000
Occupancy monitoring growing Mirror-less systems reduce drag, enable more design flexibility
1,500
AUTONOMOUS DRIVING
1,000 Requires multiple modalities Function over size and cost
500
RADAR
Level 2+/3 systems: 360 short range and forward long range
0 Level 4/5 for AD with short, mid and long range 360
2018 2019 2020 2021 2022
Viewing ADAS In-Cabin CMS AD Radar LiDAR
LIDAR
Expanding LiDAR usage for level 3/4/5
64 2019 Analyst Day
Source: Yole, TSR, ON Semiconductor CMS: Camera Mirror-less System
ON

AUTONOMOUS DRIVING PORTFOLIO EXPANSION
Radar, LiDAR & Image Sensor Fusion – Potential SAM growth of 10x
ADAS Level 2
ADAS Level 3
ADAS Level 4
600 500 400 300 200 100 0
Camera 40% Radar 60% LiDAR Fusion Total BOM 100 Camera 50% Radar 38%LiDAR Fusion 12% Total BOM 370 Camera 44%
Radar 27% LiDAR 8% Fusion 22% Total BOM 505
Camera Radar Rx (Mixer, BB, PA, ADC) Radar Tx (PA, Mod, DAC) VCO LiDAR
SPU Fusion Processor (CPU, DSP, IO)
To Central Processor
Image Sensors & Other Image Sensors & Radar
ON Addressable Content & LiDAR
$25 SAM per Car (L2:L4) $250
Energy Efficiency: 1 sensor pre-processor vs. 2
Size & Weight Reduction: 1 cable to central processor
Better Sensing: Robust AD algorithms use multiple modalities – Imaging, LiDAR, Radar
65 2019 Analyst Day
Source: BofA Merrill Lynch Global Research, ON Semiconductor ADAS: Advanced driver-assistance systems, AD : Autonomous Driving
ON

ON SEMICONDUCTOR, THE AUTOMOTIVE IMAGE SENSOR LEADER
Automotive Imagers
2016
Others
18%
ON Sensing Cameras Sony Semiconductor (ADAS, AD) 2016
14% 49%
Omnivision
19% Others
15%
Sony
14%
ON Semiconductor
63%
Omnivision 8%
Automotive Imagers 2018
Others
10% Sony
8%
Sensing Cameras Omnivision (ADAS, AD) 2018
20%
ON
Semiconductor Sony
62%
Omnivision 5% Others
9% 5%
ON
Semiconductor
81%
66 2019 Analyst Day
Source: Techno Systems Research Dec 18, Dec 16, Automotive camera Market Analysis 2018
ON

STRONG TECHNOLOGY LEAD OVER COMPETITION
Product Breadth
ADAS/AD Products
System
Pixel Technology
Global Shutter IQ
Image Quality @ High Temp
Customer Support
Competitor 1 Competitor 2
LARGEST AUTOMOTIVE PORTFOLIO
Sensors for ADAS, AD, rear view, surround view, CMS, in-cabin
BROAD GLOBAL SHUTTER OFFERING
VGA, to 45MP, 2u to 9u pixel, high speed, low power
SENSORS WITH SYSTEM SOLUTIONS
LFM+HDR for viewing + sensing, depth, cyber
TECHNOLOGY FOR MISSION CRITICAL
Technology hardened for mission critical applications as opposed to commodity mobile market
67 2019 Analyst Day
ADAS: Advanced driver-assistance systems, AD : Autonomous Driving, CMS: Camera Mirror-less System, VGA: Video Graphics Array 640x480, MP: Mega-Pixel, LFM: LED Flicker Mitigation, HDR: High Dynamic Range
ON

HIGHEST DYNAMIC RANGE IN AUTOMOTIVE
SONY
ON Semiconductor
ON
68 2019 Analyst Day

MOST COMPREHENSIVE AUTOMOTIVE PORTFOLIO

Viewing + Sensing

		ON	SONY
Technology	140dB HDR	✓	✗
	Flicker Free	✓	○
	Clarity +	✓	✗
Products	4MP	✓	✗
	3MP	✓	✗
	2MP	✓	✓
	1MP	✓	✗
	SOC	✓	✓

ADAS + AD

		ON	SONY
Technology	140dB HDR	✓	✗
	Low Light	✓	○
	Scalable Platform	✓	✗
Products	8MP	✓	✓
	8MP Cyber Security	✓	✗
	2MP	✓	✗
	2MP Cyber Security	✓	✗
	1MP	✓	✗

GS / In Cabin

		ON	SONY
Technology	Leading IQ	✓	✗
	Ecosystem	✓	✗
	RGB NIR	✓	✗
Products	2MP	✓	✗
	1MP	✓	✗
	VGA	✓	✗
	RGB NIR	✓	✗

SPU

		ON	SONY
Technology	Advanced ISP	✓	✗
	Clarity+ Support	✓	✗
	On Chip Analytics	✓	✗
Products	3MP	✓	✗
	2MP	✓	✗
	1MP	✓	✗

Radar, LiDAR

		ON	SONY
Technology	Radar MIMO+	✓	✗
	Short and long range	✓	✗
	Low noise SiPM	✓	✗
Products	Radar 77GHz	✓	✗
	LiDAR SiPM	✓	✗
	SiPM Arrays	✓	✗

✓	Best performance
○	Supported, lower perf
✗	Not supported

69 2019 Analyst Day

ADAS: Advanced driver-assistance systems, AD: Autonomous Driving, GS: Global Shutter, SPU: Sensor Processing Unit , HDR High Dynamic Range, SiPM: Silicon PhotoMultiplier, MIMO: Multiple-Input Multiple Out put

STRONG PROGRESS ON AUTOMOTIVE RADAR
2018 1st PRODUCT, DIFFENTIATED FEATURES
MIMO+ enables higher resolution
Level 2+/3: 360º 3D Map 1st in market with 4 simultaneous transceivers Scalable design supports short and long Radar Cascade for flexible configurations
GROWING MARKET-$90 CONTENT/CAR
2018 systems 360° short range and forward long range Radar BOM growing to $90 for level 4
2021
2021 systems with 360° mid range Radar
By 2025 , advanced systems for Autonomous Driving
Level 3/4: Extended Range
ON SEMICONDUCTOR ENTERING MARKET
Design activity with leading OEMs and system providers 1st revenue in 2021
2025
Level 4/5: AD Radar
70 2019 Analyst Day
ON

INDUSTRIAL AND EDGE AI
Home Delivery Object Avoidance 3D mapping
Warehouse Automation Phone Display Inspection Inventory Tracking
71 2019 Analyst Day
ON

ISG INDUSTRIAL BUSINESS
ISG Industrial Revenue ($m)
350
300 GROWTH
Expanding PYTHON Machine Vision products 250 Strong showing by XGS products & global shutter product families 200 Continued flat panel inspection from CCD
150 LEGACY
Harvest non-focus markets
100
Exit low margin product lines
50
0
2015 2016 2017 2018
Growth Legacy
72 2019 Analyst Day
CCD: Charge-Coupled Device

ISG INDUSTRIAL & EDGE AI GROWTH DRIVERS
INDUSTRIAL VISION
ISG MV & EDGE AI TAM ($m)
Robotics, Inspection
3,500
FACTORY AUTOMATION
3,000 High speed capture, Cobot, Quality control
2,500 INTELLIGENT TRAFFIC SYSTEMS
High resolution imaging, New machine vision features
2,000
1,500 SCANNING
Portable and Industrial barcode. 1D, 2D and QR
1,000 SMART BUILDING
Lighting, Assistants, Appliances, IP Cam
500
FUTURE RETAIL
0
Smart vending, Checkout-free
2018 2019 2020 2021 2022
Industrial Vision Factory Automation Robotics ITS Scanning
Smart Home Future Retail Drones, Personal Robotics, Delivery
Robotics
73 2019 Analyst Day
Source: Yole, Markets and Markets, ON Semiconductor
ON

LEADERSHIP IN MACHINE VISION THROUGH XGS
Price Speed Performance
Size of Camera Product sales price
Footprint
cameraformat Supports 29x29
# of Sensors Frame Capture Speed
Portfolio
Ease of Use
Low Light Image Quality
Support/System
ON Semi
Sony Pregius
74 2019 Analyst Day

ISG MARGIN IMPROVEMENT PLANS
Manufacturing Optimization

•	Continue yield and test time improvements
•	Packaging cost reductions
•	Manufacturing insourcing

Portfolio Evolution

•	Focus on higher margin, differentiated products
•	ADAS, Autonomous driving, LiDAR, Radar, Machine Vision, Edge AI

Operating Expenses

•	Operating expense leverage and rationalization

75 2019 Analyst Day
ON

SUMMARY
1 Accelerating growth in ADAS – Building on leadership position
2 Extending competitive lead through leadership in sensor fusion
3 Leadership in industrial - Increasing momentum in machine vision and robotics
4 Margin expansion through operational improvements and mix
76 2019 Analyst Day
ON

THINK ON.
POWER SOLUTIONS GROUP
SIMON KEETON EXECUTIVE VICE PRESIDENT
ON

KEY TAKEAWAYS
PSG has established leadership in power semiconductor market – power is one of the most 1 compelling growth opportunities in semiconductors Well positioned to benefit from huge opportunity in Silicon & Silicon Carbide for electric 2 vehicles
3 Power content to continue to grow in industrial and cloud applications Headroom for margin improvement driven by mix and operational 4 improvements
78 2019 Analyst Day
ON

POWER SOLUTIONS GROUP (PSG)
2018 REVENUE BY MARKET
AUTOMOTIVE
Leadership in most product categories Well positioned to benefit from Silicon and
Consumer
Automotive Silicon Carbide opportunity in EVs
17%
25%
INDUSTRIAL
Communications Leadership in power modules, IGBTs, 14% Power MOSFETs Benefitting from increased power Industrial content for energy efficiency
28%
Client Computing
9% CLOUD POWER
Leadership in MV and LV MOSFETs
Cloud Power
7% Accelerating growth in 5G
2018 REVENUE $3.030B | GROSS MARGIN 37% infrastructure
79 2019 Analyst Day
Communications include only smartphone related revenue
ON

PSG STRATEGIC INTENT AND GOALS
Leadership in Power
semiconductors and Modules for
automotive, industrial, and cloud
power end-markets
Drive share gains with inflection in
power semiconductor technology -
Ownership of complete SiC supply
chain, including substrates and epi
80 2019 Analyst Day
Position to benefit from impending
Enable disruption-Drive growth by
growth in EV Market-Provide broad
providing enabling technologies for
portfolio of auto qualified Silicon
emerging and disrupting
and Silicon Carbide power
megatrends
semiconductors and modules
ON

PSG STRATEGIC POSITIONING - HOW WE WIN
Leading technical capabilities in power semiconductor and modules - HV modules for EV and industrial 1 market, MOSFET & IGBT performance leader, accelerating traction in Silicon Carbide Broad product portfolio encompassing a vast voltage range – LV to HV, and synergy and pull-through from 2 portfolios of ASG and ISG
Manufacturing footprint and scale - Industry leading cost structure & vertically integrated supply 3 chain Focus on critical applications in auto, industrial, & cloud power markets - Longevity of design 4 wins, high natural barriers to market entry, and high quality & qualification requirements from customers
81 2019 Analyst Day
ON

MOVE TO HIGHER VALUE PRODUCTS AND MARKETS
25% of PSG revenue
28% of PSG revenue
7% of PSG revenue
TAM (2022) of $7.8B
TAM (2022) of $15.7B
TAM (2022) of $2.9B
AUTOMOTIVE
2017-22 TAM CAGR of
2017-22 TAM CAGR of
2017-22 TAM CAGR of
7%
8.9%
7.5%
Key applications:
Key Applications
Key Applications
HEV/EV
Alternative Energy
5G Infrastructure
Body & Comfort
INDUSTRIAL
Efficient Motors
CLOUD POWER
Server
ADAS/Autonomous
EV Charging Stations
High End Computing
Driving
82 2019 Analyst Day
ON

PSG TRANSFORMATION TOWARDS POWER
2016
Power 45%
Non-Power 55%
2018
Power 67%
Non- Power 33%
2022
Power 76%
Non-Power 24%
83 2019 Analyst Day
ON

PSG AUTOMOTIVE BUSINESS
780 PSG Automotive Revenue
760
740
Junction FETs in on-board chargers,
720
and MOSFETs in EVs
700
Revenue $m
680 AND COMFORT
660 voltage FETs for BLDC motors
640
620 AUTONOMOUS DRIVING
600 management for sensors
580
560
2016¹ 2017 2018
84 2019 Analyst Day
¹: 2016 represents Q4’ 16 Annualized values
ON
HEV/EV
BODY
Super
SiC diodes
Medium
ADAS &
Power

PSG KEY AUTOMOTIVE GROWTH DRIVERS
PSG Automotive TAM ($m)
HEV&EV: 22% 2017-22 TAM CAGR
9,000
$400 of addressable in power content in 8,000 an EV - ON leader in both silicon and SiC
7,000
BODY &
COMFORT: 14% 2017-22 TAM CAGR
6,000
5,000 3X Power switches required for 4,000 redundant systems and increased 3,000 comfort driven by motors
2,000 ADAS & AUTONOMOUS DRIVING: 1,000
25% 2017 -22 TAM CAGR
$15 in power management solutions for
0
2017 2018 2019 2020 2021 2022 all sensing functions I.C.E xEV
85 2019 Analyst Day
Source: IHS, ON Semiconductor
ON

EV/HEV AND VEHICLE ELECTRIFICATION

I.C.E.



PSG Content
$40

HEV/EV



PSG Content
$400


Motors, Pumps
IPM & FET Modules
Main Drive
1200V IGBT & SiC FET
Auto Modules
ON-Board Charger
650V SJ, IGBT & SiC
Gate Dr. & Isolation
12V-48V DC-DC
30, 40, 80 & 100 V MOSFETs
I-Sense OA
eFuse
Battery Management
40V FETs
HV Loads
650V SJ, IGBT & SiC
Auto Modules

STRONG TRACTION IN BOTH SILICON AND SILICON CARBIDE

86 2019 Analyst Day

POWER SEMIs DOMINANT OPPORTUNITY IN EV
Power Semi Silicon TAM in EV ($m)
4,000 POWER SEMIs PRESENT THE BIGGEST OPPORTUNITY IN EV
3,500 TAM of $3.7B in 2022 with 2017-22 3,000 CAGR of 22%
TRACTION INVERTERS ARE LARGEST
2,500
EV OPPORTUNITY
2,000 IGBT traction invertors likely to be dominant in mid to low-end EV, SiC 1,500 initially likely to be limited to high-end EV
1,000 ON LEADER IN IGBT MODULES FOR 500 TRACTION INVERTERS
Strong market presence and 0 customer engagement, with future
2017 2018 2019 2020 2021 2022
path to SiC
Traction Inverter OBC/DCDC 48V Aux Inverter
2017-22 Power Semi CAGR: 22%
87 2019 Analyst Day
Source: ON Semiconductor
ON

SILICON CARBIDE IN EV
SiC TAM for EV/HEV ($m)
ACCELERATED ADOPTION
1,400 Adoption of Silicon Carbide in EVs likely to be faster than most expectations
1,200
GROWTH IN UNITS AND CONTENT
1,000 Content could be more than double of current content of $300
800
COMPELLING VALUE PROPOSITION
600 20% increase in range, space savings, reduced cooling costs, lower weight, faster charging
400
STRONG TRACTION IN MARKET
200 Engaged with many leading OEMs and Tier-
1s - currently shipping 650/1200V diodes &
0 1200V MOSFETs
2018 2019 2020 2021 2022 2023 2024 2025
88 2019 Analyst Day
Source: ON Semiconductor
ON

PSG INDUSTRIAL BUSINESS
1,000 PSG Industrial Revenue
900 ALTERNATIVE ENERGY
800 Leadership in power integrated modules (PIM) for Solar Inverters
700
Revenue$m 600
MOTOR EFFICIENCY IPMs & FETs in Industrial Motors, C- HVAC, Robotics
500
400
300
EV CHARGING STATIONS
200
IGBTs & superjunction FETs in Level 3 stations
100
0
2016¹ 2017 2018
89 2019 Analyst Day
¹: FY2016 represents Q4’ 16 Annualized values.
ON

INFRASTRUCTURE REVOLUTION
Reduce Pollution
$0 $650 $0 Efficiency $40
Coal Solar/Wind
Industrial Motor
VSD
$0 $836 $0 $30
Coal-to- Elec.
Grid Stabilization
Energy Storage
Coal Furnace
C-HVAC
Battery Life
$0 HEV/EV $500 $0 $6
Gas Pump
EV Charging Station
Warehouse
Robotics
90 2019 Analyst Day
VSD: Variable speed drive.
ON

SILICON CARBIDE IN INDUSTRIAL APPLICATIONS
EV CHARGING STATIONS – 130% 2017-22
Silicon Carbide TAM in Industrial ($m)
TAM CAGR
800
SiC enabling higher power charging stations in same size.
700
600
SOLAR INVERTER – 28% 2017-22 TAM CAGR
SiC provides smaller and cheaper
solution at same power
500
400
POWER FACTOR CORRECTION – 7% 2017-22 TAM CAGR
300
200
SiC enables power supplies to reach 80 PLUS ‘TITANIUM’ power density & efficiency
100
MOTOR DRIVE – 40% 2017-22 TAM
0
CAGR
2017 2018 2019 2020 2021 2022
SiC reduces component count & cost by 40%
Charging Stations
Solar Inverter
PFC
Motor Drives
91 2019 Analyst Day
Source: Yole
ON

PSG CLOUD POWER BUSINESS
205
PSG Cloud Power Revenue
195 5G INFRASTRUCTURE
80-150V MOSFETs in BBU & RRU power supplies
185
175
SERVER
Revenue $m
25v to 650v MOSFETs in high power density power supplies
165
155
145 high end COMPUTING
25-30v MOSFETs in high end graphic cards
135
125
2016¹ 2017 2018
92 2019 Analyst Day
¹: 2016 represents Q4’ 16 Annualized values.
ON

PSG KEY CLOUD POWER GROWTH DRIVERS
PSG Cloud Power TAM ($m)
3,500
3,000
2,500 5G INFRASTRUCTURE – 247% CAGR 17-22
5x the MV MOSFET usage in a 5G radio
2,000
1,500 SERVER POWER SUPPLY – 5% CAGR 17-22
1,000
Requiring high performance superjunction FETs to meet efficiency targets
500
0
2017 2018 2019 2020 2021 2022
Base Cycle Resitant
Disruptive
93 2019 Analyst Day
Source: ON Semiconductor
ON

CLOUD-POWER CONTENT INCREASE
4G: 2x2 TxRx 5G: mMIMO & Beamforming
48V Rectifier
80-150V FETs
650V SJ & SiC
- 48 VDC
Fiber
BBU
80-150V FETs
PSG Content $9
PSG Content $144
RRU/AAU
80-150V FETs
5x FETs from 4G to 5G
94 2019 Analyst Day
Source: ON Semiconductor
ON

PSG MARGIN IMPROVEMENT PLANS
Aligned with high-growth strategic markets
Providing higher value proposition product
Manufacturing innovation in standard products
Power Modules
Up to 35% Increase in Die/Wafer
Silicon
HEV/EV
Silicon Carbide
Plasma Etched
Industrial, Energy
5G
Traditional Wafer
95 2019 Analyst Day
ON

KEY TAKEAWAYS
1 PSG has established leadership in power semiconductor market
2 Huge opportunity in SiC for automotive applications
3 Power content to continue to grow in automotive, industrial and cloud applications
4
Headroom for margin improvement driven by higher value products and operational improvements
96 2019 Analyst Day
ON

Questions & Answers
ON

BILL SCHROMM
CHIEF OPERATING OFFICER
THINK ON.
ON

KEY TAKEAWAYS
1 ON manufacturing prowess presents one of the most formidable barriers for competitors
2 Scale matters – ON’s vast network drives its industry leading cost structure
3 ON’s investment in 300mm will be driven by economics
Investing to extend ON’s competitive advantage—Be best in class quality, cost,
4 delivery
99 2019 Analyst Day
ON

MANUFACTURING AS COMPETITIVE ADVANTAGE
One of the most formidable barriers for competitors
Scale matters – One of most cost effective manufacturing networks in the Industry
Network of 12 wafer fabs and 9 Assembly & Test sites
Flexibility – Able to add capacity and source from multiple sites
Better control on quality and delivery
Quality and delivery are key differentiators in automotive and industrial markets
Customers in certain markets prefer IDMs
Enables development of new technologies & products
Accelerates time to market for new technologies and materials
Ability to fine tune processes for maximizing performance
100 2019 Analyst Day
ON

FORMIDABLE MANUFACTURING CAPABILITIES

- Scale provides industry leading cost structure -76 billion units shipped in 2018
- Front-end capabilities key source of competitive advantage in power and analog
- Internal capacity to manufacture 150mm and 200mm silicon substrates
- One of world's largest and most efficient back-end operations (~1.4 billion units every week)

Front-end & Substrate Facilities


Aizu, Japan


Gresham, OR, USA


Czech Republic Fab


Czech Republic Substrates


Bucheon, Korea


Portland, ME, USA


Oudernaarde, Belgium


Seremban, Malaysia


Pocatello, ID, USA


Mountain Top, PA, USA


Niigata, Japan


Rochester, NY, USA

Back-end Facilities


Leshan, China


Suzhou, China


Shenzhen, China


Carmona, Philippines


Tarlac, Philippines


Cebu, Philippines


Seremban, Malaysia


Vietnam OSBD


Vietnam OPP/IPM

101 2019 Analyst Day

INDUSTRY LEADING BACK-END COST STRUCTURE
PARALELLISM
SCALE
Driving parallelism in probe as high as x256 in EEPROM technology
Scale drives assembly cost savings up to 70% as compared to outsourced OSAT companies
PATENTS
Patented lowest cost thinning methodology in the industry
VERTICAL
INTEGRATION
HIGH-DENSITY
Vertical integration of Power Modules with in house DBC
LEAD FRAMES
Extremely high density lead-frames drive cost efficiency in material and productivity
102 2019 Analyst Day
ON

TRANSFORMATION TIMELINE – GLOBAL MANUFACTURING

Tools Selected

- Proactive Safety
- Camstar
- RTD
- Exensio Yield
- CDEP/yBORG
- FabGuard FDC
- SPACE SPC
- APC
- eOCAP
- Barcode
- FabTime
- MaiMa
- AOI/ILM Systems
- Fab TV
- Optimal +

Systems and Data Integration

- Camstar, FDC
- Phased implementation
- Operational integration teams
- Optimal+ analytics
- Data Lake as foundational enabler

Vision



2017
2018
2019
2020
2021
✓ Best Safety
✓ Best Quality
✓ Best Delivery
✓ Best Cost

Transformation Plan

- Benchmarking
- Gap Analysis
- Manufacturing survey

Roadmap Development

- Survey tools
- Evaluate tools for gap closure
- Confirm choices

Implementation

- Project methodology
- Cross functional/Cross factory teams
- Lean/Six Sigma
- Implement analytics
- Maintenance efficiency
- Bring in xFCS factories onto corporate tools

Learning / Improvement

- Continuous improvement
- Refine Heuristics/Analytics
- Reactive-Preventative Culture
- Big Data correlation
- AI/Predictive Yield

BEST IN CLASS IN SEMICONDUCTOR MANUFACTURING

103 2019 Analyst Day

KEY TENETS ON INDUSTRY 4.0 AT ON SEMICONDUCTOR OPERATIONS
Shift AIM use from control to efficiency: Automation Speed of decision making and automation of decision making
Experiment
èScale pilots globally as per provided proof & business case (ROI)
Build a catalogue of Industry 4.0 technologies
Global standardization and virtual factory:
Improve in tracking and driving maturity of systems across factories
Install culture and change management (e.g. removal of old systems needed)
When cost of prediction goes down, replace rule-based applications by AI/MLè Pilot: predictive yield
104 2019 Analyst Day
ON

THOUGHTS ON 300MM
1
300mm fabs can make sense at right price
• Open to acquiring used 300mm fab if economics are right
• Greenfield 300mm fab is not an option – return on $1 .5B investment challenging
2
Very competitive cost structure with current network
• Back-end scale key source of competitive cost structure
• Very competitive cost structure with 200mm and 150mm fabs
3
Don’t see any meaningful competitive threats
• 300mm fabs are competitively helpful only if economics are favorable
• Focusing on efficiency and scale
105 2019 Analyst Day
ON

MANUFACTURING GROSS MARGIN DRIVERS
Scale
Improving efficiency
➣ Absorption of fixed cost over larger revenue base
➣ Productivity and yield improvement
➣ Advanced test methods to reduce cost
➣ Leverage with external suppliers
➣ Target internal cost reductions above ASP declines
➣ Equipment efficiency
Materials
Expansion at low cost sites
➣ Increase in-house production of substrates
➣ Demand environment key driver of expansion
106 2019 Analyst Day
ON

KEY AREAS OF INVESTMENT
Front-End
Cost effective capacity to support growth in power semiconductors
Analog cloud power is another area of investment
Implementation of new tools and systems to improve productivity
Expansion of low-cost sites to improve costs
Back-end
Back-end has been an area of high investment to sustain ON’s leadership in packaging technologies
Investments to support strong growth in power modules and packages
Analog test has been an area of increased investment
Substrates
Expansion of internal substrate capacity to offset increasing prices from external suppliers
107 2019 Analyst Day
ON

OUTSOURCING STRATEGY
Flex capacity
3
Maintain flex capacity to sustain utilization during slowdown
Relationships with all front-end and back-end providers
Dual-sourcing and risk mitigation
4
Qualify external suppliers to mitigate the risk of supply disruptions
Many OEMs demand dual source of supply
108 2019 Analyst Day
Target model – 80/20
1
Target of 80 percent production in house
2
Outsource where it makes sense
Deep sub-micron
Image sensors
Packages/nodes in small volume
ON

SUMMARY
1 ON manufacturing prowess presents one of the most formidable barriers for competitors
2 Scale matters – ON’s vast network drives its industry leading cost structure
3 300mm fab not critical for success, but beneficial at right price
Investing to extend ON’s competitive advantage—Be best in class quality, cost,
4 delivery
109 2019 Analyst Day
ON

BERNARD GUTMANN
CHIEF FINANCIAL OFFICER
THINK ON.
ON

KEY TAKEAWAYS
1 Raising financial targets significantly to align with our market and profitability outlook
2 Solid and consistent financial results – strong progress towards prior target model
3 Efficient deployment of shareholders’ capital to maximize returns & shareholder value
ON is going through transformational changes – 2022 target a milestone, not 4 the destination
111 2019 Analyst Day
ON

PROGRESS REPORT – 2018 VS. PRIOR TARGET MODEL1
2016
2018
2020
MODEL1
REVENUE
$3.9 BILLION
$5.9 BILLION
$5.6 BILLION
GROSS MARGIN2
35.0%
38.1%
40.0%
OPERATING EXPENSES2
22.7%
21.4%
21.0%
OPERATING MARGIN2
12.3%
16.7%
19.0%
PROFIT BEFORE TAX2
$412 MILLION
$893 MILLION
$950 MILLION
CASH TAX RATE
6.7%
6.0%
12%
NON-GAAP EPS2
$0.91
$1 .96
$2.00
FREE CASH FLOW2
$370 MILLION
$759 MILLION
$900 MILLION
VERY CLOSE TO 2020 EPS TARGET 2 YEARS AHEAD OF SCHEDULE
112 2019 Analyst Day
1: 2020 target model was published at 2017 analyst day on March 10, 2017
2:Non-GAAP financial measure. See the Appendix for a reconciliation to the most directly comparable GAAP measure
ON

KEY DRIVERS OF VARIANCE FROM 2020 MODEL
Revenue growth exceeded expected
REVENUE
CAGR of 3%1 - 2018 revenue was $5.9B, as compared to 2020 target of $5.6B
Broad based strong demand for semiconductors
Positive Variance
Pricing has been benign as compared to historic trend
Strong demand and industry discipline led to better pricing environment
PRICING
FACTORY CONSOLIDATION
Goal was to consolidate network to
Strong demand made it difficult to build
CONSTRAINTS
improve costs
bridge inventory to enable transfers
Computing(client) & consumer were
MIX
expected to decline by 6% to 4%1, and by
Computing(client) & consumer grew by
Negative Variance
2%1 & 4%1 per year, respectively
5% to 7%1, per year, respectively
INCREASED RAW MATERIAL COSTS
Up to 20-30% increase in costs of certain
Higher input costs impacted margins and
raw materials including substrates
capital expenditure
Higher demand, especially in power
INCREASED CAPEX
Capex guidance was for 6-8% of revenue
semis, and rising substrate costs led to
higher capex
113 2019 Analyst Day
1: From 4Q16 annualized base
ON

TARGET MODEL
2022
2016
2018
2022 MODEL
REVENUE
$3.9 BILLION
$5.9 BILLION
$7.1 BILLION
GROSS MARGIN1
35.0%
38.1%
43.0%
OPERATING EXPENSES1
22.7%
21 .4%
21 .0%
OPERATING MARGIN1
12.3%
16.7%
22.0%
PROFIT BEFORE TAX1
$412 MILLION
$893 MILLION
$1,500 MILLION
CASH TAX RATE
6.7%
6.0%
17.5%
NON-GAAP EPS1
$0.91
$1 .96
$3.00
FREE CASH FLOW1
$370 MILLION
$759 MILLION
$1,200 MILLION
114 2019 Analyst Day
Target model assumes flat share count from 4Q18 adjusted for share repurchases in 1Q19 as disclosed in 2018 10K
1: Non-GAAP financial measure. See the Appendix for a reconciliation to the most directly comparable GAAP measure
ON

PATH TO 2022 TARGET MODEL - REVENUE
7,500
AUTOMOTIVE CAGR 9%
7,000
INDUSTRIAL CAGR 6%
6,500
Revenue ($m) CLOUD POWER CAGR 13%
6,000 COMMUNICATIONS CAGR 0%
CLIENT COMPUTING CAGR -2%
5,500
CONSUMER CAGR -2%
5,000
2018
Auto
Industrial
Cloud Power
Comm.
Client Computing
Consumer
2022
REVENUE CAGR OF 5%, ASSUMING INDUSTRY CAGR OF 3-3.5%
115 2019 Analyst Day
Communications include only smartphone related revenue
ON

PATH TO 2022 TARGET MODEL – GROSS MARGIN
44%
43%
MIX – 120 BPS
42% Improving mix of automotive, industrial, and cloud-power
41%
MANUFACTURING OPTIMIZATION – 130 BPS
40% Production transition to more efficient facilities
39%
FALLTHROUGH – 200 BPS
38% 50% fallthrough on incremental revenue
37%
PORTFOLIO MANAGEMENT – 40 BPS
Divestiture and/or end-of-life of low margin 36% businesses
35%
2018 Mix MFG Fallthrough Portfolio 2022 Optimization Mgmt.
STRONG TRACK RECORD OF MARGIN EXPANSION MAJORITY OF MARGIN EXPANSION INDEPENDENT OF REVENUE
116 2019 Analyst Day
on

MIX AND PORTFOLIO OPTIMIZATION HAVING IMPACT
Revenue ($m)
6,000 5,878
GROWTH DRIVEN BY HIGH QUALITY REVENUE
5,044 Providing highly differentiated products for
5,000 automotive, industrial, and cloud power markets
4,000
DIVESTITURE/CLOSURE OF NON-CORE 3,000 BUSINESSES
Divested and end of life of low margin and non-core businesses
2,000
1,000 END-MARKET MIX SHIFT
Mix largely trended along expected lines, but 0 impact was partially offset by growth in
Q42016¹ (GM² 35.2%) 2018 (GM² 38.1%) consumer & client computing
Low Gross Margin Corporate Average Gross Margin
Attractive Gross Margin
117 2019 Analyst Day
1: 2016 represents Q4’ 16 Annualized values
2: Non-GAAP financial measure. See the Appendix for a reconciliation to the most directly comparable GAAP measure on

CHANGE IN MIX 2018 TO 2022
2018 REVENUE BY MARKET
Consumer 13%
Automotive
Communications 31% 14%
Client Computing 9%
Industrial 27%
Cloud Power 6%
118 2019 Analyst Day
Communications include only smartphone related revenue
2022 REVENUE BY MARKET
Consumer 10%
Communications
12%
Client Computing Automotive
6% 36%
Cloud Power 8%
Industrial 28%
on

PATH TO 2022 TARGET MODEL – OPERATING MARGIN
23%
21%
19%
GM FALLTHROUGH – 490 BPS
17% Gross margin improvement
15%
13% OPEX LEVERAGE – 40 BPS
11% Leverage from revenue growth
9%
7%
5%
2018 GM Fallthrough Opex Leverage 2022
119 2019 Analyst Day
on

OPERATING EXPENSES1
7,000 26%
5,878
6,000 5,388 OPEX INTENSITY TARGET OF 21%
25% 21% opex. intensity needed to leverage new 5,000 opportunities
3,907
24% 4,000 3,496 3,162
3,000 n NEW MARKETS REQUIRE HIGHER R&D INVESTMENTS
22.7% 23%
Revenue $m
Opex intensity %
23.1% 2,000 EV/HEV, SiC, Sensors (Image, Radar, & LiDAR)
22.0%
22.4% 22% for ADAS, Cloud-power
1,000 21.4%
0 21% STRONG TRACK RECORD OF GENERATING
2014 2015 2016 2017 2018
OPEX LEVERAGE
Revenue1 ($m) Opex Intensity¹ % Approaching 2020 target of 21% opex intensity
120 2019 Analyst Day
1:Non-GAAP financial measure. See the Appendix for a reconciliation to the most directly comparable GAAP measure on

PATH TO 2022 TARGET MODEL – FREE CASH FLOW
2016
2018
2022 MODEL
OPERATING CASH FLOW
$581 MILLION
$1,274 MILLION
$1,800 MILLION
NET CASH INTEREST
$67 MILLION
$86 MILLION
$50 MILLION
CASH TAXES
6.7%
6.0%
17.5%
(% OF PRETAX INCOME)
DEPRECIATION &
$364 MILLION
$509 MILLION
$564 MILLION
AMORTIZATION
CAPITAL EXPENDITURE
$211 MILLION
$515 MILLION
$575 MILLION
FREE CASH FLOW1
$370 MILLION
$759 MILLION
$1,200 MILLION
121 2019 Analyst Day
on
1:Non-GAAP financial measure. See the Appendix for a reconciliation to the most directly comparable GAAP measure

CAPEX INTENSITY TARGET OF 8%
Investment need to strengthen leadership in strategic markets – automotive, industrial, & cloud power
GROWTH NECESSITATES HIGHER INVESTMENTS
Capex $m
Capex intensity%
EV, cloud-power, & sensors expected to drive strong growth
INVESTMENTS NEEDED FOR NEW MATERIALS AND TECHNOLOGIES
Silicon Carbide, etc.
Capex $m
Capex intensity%
122 2019 Analyst Day
on

CAPITAL ALLOCATION STRATEGY
ACCELERATE VIRTUOUS
ABSOLUTE COMMITMENT
BALANCE RISKS AND REWARDS IN
INVESTMENT CYCLE
TO CAPITAL EFFICIENCY
CAPITAL ALLOCATION
Invest to strengthen ON’s business,
improve competitive position,
increase free cash flow, repeat
Capital will be deployed in a
manner to maximize returns
for shareholders
Exercise strong discipline in
capital allocation and have ability
to react quickly to changing
macroeconomic conditions
123 2019 Analyst Day

CAPITAL DEPLOYMENT PLAN
Organic growth of business – R&D, Sales & Marketing, Capex
Significant opportunities for generating value through organic investments
Investments geared towards differentiated products in auto, industrial, and cloud power markets
Capex investments to improve profitability and grow capacity for fast growing products
Share repurchase
Strong commitment to returning capital to shareholders
Share repurchase will be primary vehicle for cash return to shareholders
Strong track record of share repurchases – Under last (2014) authorization, repurchased 51.2m shares at average price of $13.90
Inorganic growth initiatives – M&A
M&A will continue to be a critical component of ON’s strategy
Industry consolidation presents attractive opportunities for value creation through synergies
High hurdle rate – M&A investments have to generate returns significantly above cost of capital and have to make strong strategic sense
Strong track record of value creation through M&A
Debt reduction
Will continue to pay down debt, but intend to have net debt on balance sheet
No idle net cash sitting on balance sheet for a long period
124 2019 Analyst Day
ON

REVENUE SENSITIVITY TO 2022 TARGET MODEL
Non-GAAP Earnings / Share¹ Free Cash Flow¹
$1,398
$3.55 $1,339
$3.36 $1,283
$3.18 $1,223
$3.00 $1,163
$2.82 $1,106 $1,050
$2.64
$2.47
2% 3% 4% 5% 6% 7% 8% 2% 3% 4% 5% 6% 7% 8%
2018A—2022E Revenue CAGR 2018A—2022E Revenue CAGR
Gross Margin¹ Operating Margin¹
44.1% 23.1% 43.8% 22.8% 43.0% 43.4% 22.4% 42.5% 22.0% 42.0% 21.5%
41.5% 21.0% 20.5% 2% 3% 4% 5% 6% 7% 8% 2% 3% 4% 5% 6% 7% 8%
2018A—2022E Revenue CAGR 2018A—2022E Revenue CAGR
125 2019 Analyst Day
1:Non-GAAP financial measure. See Slide 3 for a discussion of forward-looking non-GAAP financial measures
ON

SUMMARY
1 Strong business outlook – strong revenue growth coupled with solid margin expansion and 1 accelerating FCF
2 Sharp focus on capital deployment – goal is to maximize returns and shareholder value
3 Company specific margin drivers in place – majority of margin expansion independent of revenue
4 ON is going through transformational changes – 2022 target a milestone, not the destination
126 2019 Analyst Day
ON

Questions & Answers
ON

ENERGY EFFICIENT INNOVATIONS
ON

APPENDIX: NON-GAAP DEFINITIONS AND RECONCILIATIONS

Some data in this presentation includes non-GAAP financial measures. Following is the reconciliations of non-GAAP financial measures used in this presentation to the most directly comparable measures under GAAP.

(in $millions, except per share data)	FY2018	FY2017	FY2016 (1)	FY2015 (2)	FY2014 (2)
GAAP Revenue	**$5,878.3**	**$5,543.1**	**$3,906.9**	**$3,495.8**	**$3,161.8**
a) Amortization of acquisition related intangible assets	0.0	-155.1	0.0	0.0	0.0
Non-GAAP Revenue	**$5,878.3**	**$5,388.0**	**$3,906.9**	**$3,495.8**	**$3,161.8**
GAAP Gross Profit	**$2,238.7**	**$2,035.6**	**$1,300.5**	**$1,193.2**	**$1,084.9**
GAAP Gross Margin	**38.1%**	**36.7%**	**33.3%**	**34.1%**	**34.3%**
a) Sell-through to sell-in adjustment	0.0	-59.0	0.0	0.0	0.0
b) Expensing of appraised inventory at fair market value step up	1.0	13.6	67.5	0.0	27.0
c) Actuarial losses on pension plans and other pension benefits	0.0	0.0	0.0	-0.8	3.9
Non-GAAP Gross Profit	**$2,239.7**	**$1,990.2**	**$1,368.0**	**$1,192.4**	**$1,115.8**
Non-GAAP Gross Margin	**38.1%**	**36.9%**	**35.0%**	**34.1%**	**35.3%**

(1) Amounts have been adjusted for the retrospective adoption of ASU 2017-07 - "Improving the presentation of Net Periodic Pension Cost and Net Periodic Pension Benefit Cost" ("ASU 2017-07"). Under ASU 2017-07, service cost is included in operation income while the other components are reported outside of operating income. The adoption of the standard in 2018 did not have a material impact on current or prior period financial statements.

(2) Amounts are presented as previously reported and have not been adjusted for the retrospective adoption of ASU 2017-07.

(in $millions, except per share data)	FY2018	FY2017	FY2016	FY2015	FY2014
GAAP income before income taxes	**$755.0**	**$547.5**	**$180.6**	**$219.8**	**$191.9**
a) Sell-through to sell-in adjustment	0.0	(59.0)	0.0	0.0	0.0
b) Expensing of appraised inventory at fair market value step up	1.0	13.6	67.5	0.0	27.0
c) Amortization of acquisition-related intangible assets	111.7	123.8	104.8	135.7	68.4
d) Restructuring, asset impairments and other, net	4.3	20.8	33.2	9.3	30.5
e) Goodwill and intangible asset impairment	6.8	13.1	2.2	3.8	9.6
f) Third party acquisition and divestiture related costs	4.4	3.2	25.8	3.5	8.1
g) R&D costs related to licensing income	7.0	10.0	0.0	0.0	0.0
h) Actuarial (gains) losses on pension plans and other pension benefits	5.8	1.9	10.0	(5.0)	12.3
i) Loss on debt refinancing and prepayment	4.6	47.2	6.3	0.4	0.0
j) Gain on sale of available-for-sale securities	0.0	0.0	0.0	(5.4)	0.0
k) Non-cash interest on convertible notes	36.1	30.8	26.1	17.5	7.0
l) Pre acquisition interest expense, net	0.0	0.0	48.3	0.0	0.0
m) Adjustment to contingent consideration	(2.1)	1.8	(0.5)	0.0	0.0
n) Licensing Income	(36.6)	(47.6)	0.0	0.0	0.0
o) Gain on divestiture of business	(5.0)	(12.5)	(92.2)	0.0	0.0
Non-GAAP income before income taxes	**$893.0**	**$694.6**	**$412.1**	**$379.6**	**$354.8**

(in $millions, except per share data)	FY2018	FY2017	FY2016 (1)	FY2015 (2)	FY2014 (2)
GAAP operating expenses	**$1,391.5**	**$1,354.0**	**$1,053.7**	**$932.1**	**$850.5**
GAAP operating expenses % of revenue	**23.7%**	**24.4%**	**27.0%**	**26.7%**	**26.9%**
a) Amortization of acquisition related intangible assets	(111.7)	(123.8)	(104.8)	(135.7)	(68.4)
b) Actuarial gains (losses) on pension plans and other pension benefits	0.0	0.0	0.0	4.2	(8.4)
c) Restructuring, asset impairments and other, net	(4.3)	(20.8)	(33.2)	(9.3)	(30.0)
d) Goodwill and intangible asset impairments	(6.8)	(13.1)	(2.2)	(3.8)	(4.6)
e) Third party acquisition related costs	(4.4)	(3.2)	(25.8)	(3.5)	(8.1)
f) R&D costs related to licensing income	(7.0)	(10.0)	0.0	0.0	0.0
Non-GAAP operating expenses	**$1,257.3**	**$1,183.1**	**$887.7**	**$784.0**	**$731.0**
Non-GAAP operating expenses % of non-GAAP revenue	**21.4%**	**22.0%**	**22.7%**	**22.4%**	**23.1%**
GAAP operating income	**$847.2**	**$681.6**	**$246.8**	**$261.1**	**$228.9**
GAAP operating income % of revenue	**14.4%**	**12.3%**	**6.3%**	**7.5%**	**7.2%**
a) Actuarial gains (losses) on pension plans and other pension benefits (cost of revenues)	0.0	0.0	0.0	(0.8)	3.9
b) Expensing of appraised inventory at fair market value step up	1.0	13.6	67.5	0.0	27.0
c) Amortization of acquisition related intangible assets	111.7	123.8	104.8	135.7	68.4
d) Actuarial gains (losses) on pension plans and other pension benefits (operating expenses)	0.0	0.0	0.0	(4.2)	8.4
e) Restructuring, asset impairments and other, net	4.3	20.8	33.2	9.3	30.5
f) Goodwill and intangible asset impairments	6.8	13.1	2.2	3.8	9.6
g) Sell-through to sell-in adjustment	0.0	(59.0)	0.0	0.0	0.0
h) Third party acquisition and divestiture related costs	4.4	3.2	0.0	0.0	8.1
i) R&D costs related to licensing income	7.0	10.0	25.8	3.5	0.0
Non-GAAP operating income	**$982.4**	**$807.1**	**$480.3**	**$408.4**	**$384.8**
Non-GAAP operating income % of non-GAAP revenue	**16.7%**	**15.0%**	**12.3%**	**11.7%**	**12.2%**

(1) Amounts have been adjusted for the retrospective adoption of ASU 2017-07 - "Improving the presentation of Net Periodic Pension Cost and Net Periodic Pension Benefit Cost" ("ASU 2017-07"). Under ASU 2017-07, service cost is included in operation income while the other components are reported outside of operating income. The adoption of the standard in 2018 did not have a material impact on current or prior period financial statements.

(2) Amounts are presented as previously reported and have not been adjusted for the retrospective adoption of ASU 2017-07.

129 2019 Analyst Day

APPENDIX CONTINUED: NON-GAAP DEFINITIONS AND RECONCILIATIONS

Some data in this presentation includes non-GAAP financial measures. Following is the reconciliations of non-GAAP financial measures used in this presentation to the most directly comparable measures under GAAP.

(in $millions, except per share data)	FY2018	FY2017	FY2016	FY2015	FY2014
GAAP net income attributable to ON Semiconductor Corporation	**$627.4**	**$810.7**	**$182.1**	**$209.0**	**$189.7**
a) Sell-through to sell-in adjustment	0.0	(59.0)	0.0	0.0	0.0
b) Expensing of appraised inventory at fair market value step up	1.0	13.6	67.5	0.0	27.0
c) Amortization of acquisition-related intangible assets	111.7	123.8	104.8	135.7	68.4
d) Restructuring, asset impairments and other, net	4.3	20.8	33.2	9.3	30.5
e) Goodwill and intangible asset impairment	6.8	13.1	2.2	3.8	9.6
f) Third party acquisition and divestiture related costs	4.4	3.2	25.8	3.5	8.1
g) R&D costs related to licensing income	7.0	10.0	0.0	0.0	0.0
h) Actuarial (gains) losses on pension plans and other pension benefits	5.8	1.9	10.0	(5.0)	12.3
i) Loss on debt refinancing and prepayment	4.6	47.2	6.3	0.4	0.0
j) Gain on sale of available-for-sale securities	0.0	0.0	0.0	(5.4)	0.0
k) Non-cash interest on convertible notes	36.1	30.8	26.1	17.5	7.0
l) Pre acquisition interest expense, net	0.0	0.0	48.3	0.0	0.0
m) Adjustment to contingent consideration	(2.1)	1.8	(0.5)	0.0	0.0
n) Licensing Inome	(36.6)	(47.6)	0.0	0.0	0.0
o) Gain on divestiture of business	(5.0)	(12.5)	(92.2)	0.0	0.0
p) Adjustment of income taxes	71.9	(333.3)	(31.2)	(16.5)	(18.3)
Non-GAAP net income attributable to ON Semiconductor Corporation	**$837.3**	**$624.5**	**$382.4**	**$352.3**	**$334.3**
GAAP diluted share count	**435.9**	**428.3**	**420.0**	**427.8**	**443.5**
Special items:					
a) Dilutive share count attributable to convertible notes	(7.8)	(0.9)	(0.9)	(0.9)	0.0
Non-GAAP diluted share count	**428.1**	**427.4**	**419.1**	**426.9**	**443.5**
Non-GAAP diluted earnings per share	**$1.96**	**$1.46**	**$0.91**	**$0.83**	**$0.75**

(in $millions, except per share data)	FY2018	FY2017	FY2016	FY2015	FY2014
Cash flows from operating activities	**$1,274.2**	**$1,094.2**	**$581.1**	**$470.6**	**$481.3**
Less: Purchase of property, plant and equipment	514.8	387.5	210.7	270.8	204.3
Free Cash Flow	**$759.4**	**$706.7**	**$370.4**	**$199.8**	**$277.0**

130 2019 Analyst Day

ON SEMICONDUCTOR
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131 2019 Analyst Day
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